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                                                                    EXHIBIT 23.1


              CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement Form S-8 to our report dated January 9, 1998, which appears on page 25 of the 1997 Annual Report to Shareholders included in the Oacis Healthcare Holdings Corp. Annual Report on Form 10-KSB for the year ended December 31, 1997.



/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
San Jose, CA

March 30, 1998



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